Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered
	Reporting Period:	September-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Cash Receipts and Disbursements	MOR-1	X

Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X

Copies of bank statements			X

Cash disbursements journals		X

Statement of Operations	MOR-2	X

Balance Sheet	MOR-3	X

Status of Postpetition Taxes	MOR-4	X

Copies of IRS Form 6123 or payment receipt			X

Copies of tax returnes filed during reporting period		X

Summary of Unpaid Postpetition Debts	MOR-4	X

Listing of aged accounts payable		X

Accounts Receivable Reconcilations and Aging	MOR-5	X

Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ ROBERT DUNN	10/24/05
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP
03-13182 - 03-13213	September 30, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company

57-1129678	03-13194	TICO Credit Company of Virginia, Inc.
57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	20,151,252	—			20,151,252	20,602,774	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,741,476				9,741,476	10,375,000	322,416,695	296,536,238
Interest Income/Other Income	4,645,883				4,645,883	—	11,469,629	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,646,583)	2,646,583			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	11,740,776	2,646,583	—	—	14,387,359	10,375,000	380,188,724	297,757,238

Disbursements
Gross Payroll/Payroll Taxes		2,646,583			2,646,583	2,311,300	55,663,083	53,404,245
Sales, Use & Other Taxes	49,484				49,484		1,383,367	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	194,974				194,974		1,902,724	—
Insurance/Payroll WH paid from operating accounts	22,113				22,113		205,977	—
Marketing					—		—	—
Property Maintenance/Utilites					—		—	—
Other (Attach List)	1,819,950				1,819,950	2,520,990	62,145,099	58,462,833
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	4,939,418				4,939,418	5,620,000	159,440,443	160,377,824
					—		—
Deposits to Lenders	4,583,165				4,583,165		74,947,388	2,500,000
Professional fees - Carve-out	3,310,128				3,310,128	1,350,000	27,907,116	22,761,525
US Trustee Quarterly Fees	—				—	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—
Total Disbursements	14,919,231	2,646,583	—	—	17,565,814	11,802,290	384,185,997	297,984,677

Net Cash Flow
(Receipts less Disbursements)	(3,178,455)	—	—	—	(3,178,455)	(1,427,290)	(3,997,273)	(227,439)

Cash - End of Month	16,972,797	—	—	—	16,972,797	19,175,484	16,972,797	19,175,485

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET	BUDGET MONTH SEPTEMBER
Week Ending	9/2	9/9	9/16	9/23
Beginning Cash	$20,602,774	$19,862,324	$20,042,424	$19,001,884	$19,153,984	$20,602,774
Cash Receipts
TICO Cash Collected						—
SM Cash Collected	2,400,000	2,000,000	1,800,000	1,800,000	2,250,000	10,250,000
TIG Cash Collected	—	—	—	—		—
TPF Cash Collected	—	—	—	—		—
TCL Cash Collected	—	—	—	—		—
Other Income Collected	—	—	—	125,000		125,000
	—	—	—		—	—

Total Cash Receipts	2,400,000	2,000,000	1,800,000	1,925,000	2,250,000	10,375,000

						—
						—
Cash Disbursements						—
Loan Proceeds Checks	1,200,000	1,100,000	1,000,000	950,000	1,000,000	5,250,000
Expenses related to Loans	85,000	50,000	80,000	80,000	75,000	370,000
Expenses related to TIG	—	—	—	—		—

Total Cash Disbursements	1,285,000	1,150,000	1,080,000	1,030,000	1,075,000	5,620,000

						—

NET CASH RECEIPTS	1,115,000	850,000	720,000	895,000	1,175,000	4,755,000

						—
CASH DISBURSEMENTS:						—
						—
Operating Cash Disbursements						—
						—
Advertising	75,000	20,000	20,000	35,000	20,000	170,000
Bank Charges	—	—	35,075	—	—	35,075
Claims Funding*	33,250	68,250	28,250	58,250	33,250	221,250
Company Auto	1,500	10,000	1,500	1,500	1,500	16,000
Computer Costs	5,500	4,500	2,500	5,500	2,500	20,500
Dues And Subscriptions	5,000	500	500	500	500	7,000
Employee Reimbursements - collections exp	2,000	1,500	1,000	1,000	1,000	6,500
Equipment Rental	5,000	750	—	—	5,000	10,750
Fixed Assets	30,000	10,000	10,000	5,000	5,000	60,000
Forms & Printing	30,000	150	30,000	10,000	—	70,150
Insurance	2,150	25,150	150	150	2,150	29,750
Meals & Entertainment	2,000	15,050	1,000	2,000	2,000	22,050
Miscellaneous	7,750	3,750	3,750	3,750	3,750	22,750
Office Expense	7,750	3,750	4,500	3,500	4,500	24,000
Postage	15,150	15,150	15,150	15,100	10,100	70,650
Prepaid Expenses	—	—	—	56,250	—	56,250
Prepaid Software ABS	5,000	21,000	—	—	5,000	31,000
Professional Fees-Ordinary Course	30,000	15,000	20,000	15,000	30,000	110,000
Rent	6,500	8,000	12,000	180,000	4,300	210,800
Repairs & Maintenance	6,250	6,000	6,000	6,000	6,000	30,250
Roadgard	—	60,000	—	—	—	60,000
Seminars & Meetings	5,000	—	5,000	—	—	10,000
Taxes & Licenses	5,000	5,000	5,000	—	—	15,000
Telephone	40,500	18,500	20,750	20,750	15,500	116,000
Temporary Agency Staff	6,400	3,400	3,400	3,400	3,400	20,000
Board of Directors	3,750	—	—	—	—	3,750
Travel	5,000	30,000	2,000	2,000	2,000	41,000
Utilities	18,500	12,500	9,250	6,250	5,250	51,750

Total Operating Cash Disbursements	353,950	357,900	236,775	430,900	162,700	1,542,225

						—
						—
Other Items						—
						—
Interest to Finova			356,765			356,765
Payroll Paid TTG		30,000	—	30,000	—	60,000
Payroll Paid SMC	640,000	—	865,000	—	650,000	2,155,000
401K	37,500	—	—	—	58,800	96,300
Restructuring Officer	12,000	12,000	12,000	12,000	12,000	60,000
Insurance Renewal	—	—	—	—	—	—
Credit Insurance Carrier	542,000	—	—	—	—	542,000
Pre-Filing Prepays		—	—	—	—	—
Bank Fees and Expenses		—	20,000	—	—	20,000
Deposit to Lender		—	—	—	—	—
Special Litigation Expense		—	—	—	—	—
KERP		—	—	—	—	—
US Trustee		—	—	—	—	—
Bankruptcy Professionals	270,000	270,000	270,000	270,000	270,000	1,350,000

Total Other Items	1,501,500	312,000	1,523,765	312,000	990,800	4,640,065

						—
Cash from Operations						—
Total Collections	2,400,000	2,000,000	1,800,000	1,925,000	2,250,000	10,375,000
Total Disbursements	2,858,450	1,537,900	2,558,540	1,490,900	1,946,500	10,392,290

Net Cash from Operations	(458,450)	462,100	(758,540)	434,100	303,500	(17,290)

Restructuring Expense	(282,000)	(282,000)	(282,000)	(282,000)	(282,000)	(1,410,000)

Net Change in Cash	(740,450)	180,100	(1,040,540)	152,100	21,500	(1,427,290)

Adjustment due to New Budget Period						—

Ending Cash	19,862,324	20,042,424	19,001,884	19,153,984	19,175,484	19,175,484

THAXTON MONTHLY OPERATING REPORT - September 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for September-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	20,151,251.96	19,580,278.47	—	—	—	—	(5,583.29)		578,178.14	(1,621.36)

			—
TICO Cash Collected	28,553.57	—		—	—	—	—		—	28,553.57
SM Cash Collected	9,712,921.95	—		—	—	—	—		9,712,921.95	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	4,645,883.04	4,640,698.11		—	—	—	—		207.74	4,977.19
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	14,387,358.56	4,640,698.11	—	—	—	—	—	—	9,713,129.69	33,530.76

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	648,901.68		—	—	—	107.00		(636,326.23)	(12,682.45)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	14,386,426.63	5,289,599.79	—	—	—	—	107.00	—	9,076,803.46	19,916.38

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	4,616,343.26	—		—	—	—	—		4,616,343.26	—
Expenses related to Loans\Thaxton Insurance Group	323,074.45	2,180.00		—	—	—	—		315,284.16	5,610.29

Subtotal - Loans	4,939,417.71	2,180.00	—	—	—	—	—		4,931,627.42	5,610.29

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	154,617.75	—		—	—	—	—		154,617.75	—
Bank Charges	22,027.20	136.16		—	—	—	—		21,891.04	—
Claims Funding*	187,750.35	—		—	—	—	—		187,750.35	—
Company Auto	15,786.19	—		—	—	—	—		15,786.19	—
Computer Costs	12,977.12	4,285.50		—	—	—	—		8,350.62	341.00
Dues And Subscriptions	1,916.75	—		—	—	—	—		1,916.75	—
Employee Reimbursements - collections exp	624.84	—		—	—	—	—		—	624.84
Equipment Rental	102.33	—		—	—	—	—		102.33	—
Fixed Assets	91,787.72	—		—	—	—	—		91,787.72	—
Forms & Printing	58,628.58	—		—	—	—	—		58,628.58	—
Insurance	22,112.53	(1,084.57)		—	—	—	—		23,197.10	—
Meals & Entertainment	11,300.14	—		—	—	—	—		11,300.14	—
Miscellaneous	3,494.90	—		—	—	—	—		3,494.90	—
Office Expense	13,132.22	1,120.32		—	—	—	—		12,011.90	—
Postage	33,396.37	146.95		—	—	—	—		32,964.91	284.51
Prepaid Expenses	56,250.00	—		—	—	—	—		56,250.00	—
Prepaid Software ABS	22,244.47	—		—	—	—	—		22,244.47	—
Professional Fees-Ordinary Course	14,645.05	9,821.22		—	—	—	—		4,787.33	36.50
Rent	194,973.62	4,626.00		—	—	—	—		190,290.12	57.50
Repairs & Maintenance	19,291.69	185.00		—	—	—	—		19,106.69	—
Seminars & Meetings	1,556.29	—		—	—	—	—		1,556.29	—
Taxes & Licenses	49,484.48	42,884.17		—	—	—	—		6,600.31	—
Telephone	81,152.57	1,285.63		—	—	—	—		79,882.34	(15.40)
Temporary Agency Staff	1,650.09	—		—	—	—	—		1,650.09	—
Travel	26,676.62	50.00		—	—	—	—		26,626.62	—
Utilities	50,691.67	384.00		—	—	—	—		50,152.92	154.75
Interest to Finova	384,480.29	384,480.29		—	—	—	—		—	—
Payroll Paid TTG	52,550.19	39,727.80		—	—	—	—		—	12,822.39
Payroll Paid SMC	2,594,032.34	—		—	—	—	—		2,594,032.34	—
Restructuring Officer	60,000.00	60,000.00		—	—	—	—		—	—
Credit Insurance Payments	202,785.85	—		—	—	—	—		202,785.85	—
Deposit to Lender	4,583,164.62	4,583,164.62		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	3,310,128.07	3,310,128.07		—	—	—	—		—	—
Other	3,806.00	3,806.00		—	—	—	—		—	—

Total Other Cash Disbursements	12,339,218.90	8,445,147.16	—	—	—	—	—		3,879,765.65	14,306.09

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	17,278,636.61	8,447,327.16	—	—	—	—	—		8,811,393.07	19,916.38

	17,259,041.98	16,422,551.10	—	—	—	—	(5,476.29)		843,588.53	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	17,259,041.98	16,422,551.10			—	—	(5,476.29)		843,588.53	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN
Signature
Robert Dunn	11/24/05
Name and Date
President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	20,151,251.96		—	20,151,251.96

TICO Cash Collected	28,553.57	—	—	28,553.57
SM Cash Collected	9,712,921.95	—	—	9,712,921.95
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	4,645,883.04	—	—	4,645,883.04
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	14,387,358.56	—	—	14,387,358.56

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,646,582.53)	2,646,582.53	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	11,740,776.03	2,646,582.53	(931.93)	14,386,426.63

Cash Disbursements - Loans
Loan Proceeds Checks	4,616,343.26			4,616,343.26
Expenses related to Loans\Thaxton Insurance Group	323,074.45			323,074.45

Subtotal - Loans	4,939,417.71	—	—	4,939,417.71

	—
Cash Disbursements - Other	—
Advertising	154,617.75		—	154,617.75
Bank Charges	22,027.20	—	—	22,027.20
Claims Funding*	187,750.35		—	187,750.35
Company Auto	15,786.19	—	—	15,786.19
Computer Costs	12,977.12	—	—	12,977.12
Dues And Subscriptions	1,916.75	—	—	1,916.75
Employee Reimbursements - collections exp	624.84	—	—	624.84
Equipment Rental	102.33	—	—	102.33
Fixed Assets	91,787.72	—	—	91,787.72
Forms & Printing	58,628.58	—	—	58,628.58
Insurance	22,112.53	—	—	22,112.53
Meals & Entertainment	11,300.14	—	—	11,300.14
Miscellaneous	3,494.90	—	—	3,494.90
Office Expense	13,132.22	—	—	13,132.22
Postage	33,396.37	—	—	33,396.37
Prepaid Expenses	56,250.00	—	—	56,250.00
Prepaid Software ABS	22,244.47	—	—	22,244.47
Professional Fees-Ordinary Course	14,645.05	—	—	14,645.05
Rent	194,973.62	—	—	194,973.62
Repairs & Maintenance	19,291.69	—	—	19,291.69
Seminars & Meetings	1,556.29	—	—	1,556.29
Taxes & Licenses	49,484.48	—	—	49,484.48
Telephone	81,152.57	—	—	81,152.57
Temporary Agency Staff	1,650.09	—	—	1,650.09
Travel	26,676.62	—	—	26,676.62
Utilities	50,691.67	—	—	50,691.67
Interest to Finova	384,480.29	—	—	384,480.29
Payroll Paid TTG	—	52,550.19	—	52,550.19
Payroll Paid SMC	—	2,594,032.34	—	2,594,032.34
Restructuring Officer	60,000.00	—	—	60,000.00
Credit Insurance Payments	202,785.85	—	—	202,785.85
Deposit to Lender	4,583,164.62	—	—	4,583,164.62
US Trustee	—	—	—	—
Bankruptcy Professionals	3,310,128.07	—	—	3,310,128.07
Other	3,806.00	—	—	3,806.00

Total Other Cash Disbursements	9,692,636.37	2,646,582.53	—	12,339,218.90

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	14,632,054.08	2,646,582.53	—	17,278,636.61

	17,259,973.91	—	(931.93)	17,259,041.98

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED”" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	8,447,327.16
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	8,447,327.16

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case # 03-13183
Monthly Court Report for September-05
FED ID# 57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia	Wachovia Money Market	BB&T ESCROW ACCOUNT	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account
		2000020760292	2003207426123	5125898272	2079900430275 2000014825091		200002299557
Beginning Cash Position	19,580,278.47	—	17,963,734.43	393,802.45	1,186,541.38	—	36,200.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	4,640,698.11	—	22,004.88		4,618,693.23	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	4,640,698.11	—	22,004.88	—	4,618,693.23	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	648,901.68	—	(4,000,000.00)	—	4,629,373.88	39,727.80	(20,200.00)
	—
	—					—

Total Cash receipts	5,289,599.79	—	(3,977,995.12)	—	9,248,067.11	39,727.80	(20,200.00)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	2,180.00				2,180.00	—

Subtotal - Loans	2,180.00	—	—	—	2,180.00	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	136.16		68.08	—	68.08	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,285.50				4,285.50
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(1,084.57)				(1,084.57)
Meals & Entertainment	—				—
Miscellaneous	—				—
Office Expense	1,120.32				1,120.32
Postage	146.95				146.95
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	9,821.22				9,821.22
Rent	4,626.00				4,626.00
Repairs & Maintenance	185.00				185.00
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	42,884.17				42,884.17
Telephone	1,285.63				1,285.63
Temporary Agency Staff	—
Travel	50.00				50.00
Utilities	384.00				384.00
Interest to Finova	384,480.29				384,480
Payroll Paid TTG	39,727.80					39,727.80
Payroll Paid SMC	—
Restructuring Officer	60,000.00				60,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	4,583,164.62				4,583,165
US Trustee	—
Bankruptcy Professionals	3,310,128.07				3,310,128
Other	3,806.00				3,806.00

Total Other Cash Disbursements	8,445,147.16	—	68.08	—	8,405,351.28	39,727.80	—

TOTAL ALL CASH DISBURSEMENTS	8,447,327.16	—	68.08	—	8,407,531.28	39,727.80	—

	16,422,551.10	—	13,985,671.23	393,802.45	2,027,077.21	—	16,000.21

Book Balance per bank rec.	16,422,551.10	—	13,985,671.23	393,802.45	2,027,077.21	—	16,000.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	19,580,278.47	—	—	19,580,278.47

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	4,640,698.11	—	—	4,640,698.11
Proceeds from the sales of the TICO Assets

SUBTOTAL	4,640,698.11	—	—	4,640,698.11

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	648,901.68	—	—	648,901.68
			—	—
	—	—	—	—

Total Cash receipts	5,289,599.79	—	—	5,289,599.79

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	2,180.00	—	—	2,180.00

Subtotal - Loans	2,180.00	—	—	2,180.00

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	136.16	—	—	136.16
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,285.50	—	—	4,285.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(1,084.57)	—	—	(1,084.57)
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	1,120.32	—	—	1,120.32
Postage	146.95	—	—	146.95
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	9,821.22	—	—	9,821.22
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	185.00	—	—	185.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	42,884.17	—	—	42,884.17
Telephone	1,285.63	—	—	1,285.63
Temporary Agency Staff	—	—	—	—
Travel	50.00	—	—	50.00
Utilities	384.00	—	—	384.00
Interest to Finova	384,480.29	—	—	384,480.29
Payroll Paid TTG	—	39,727.80	—	39,727.80
Payroll Paid SMC	—	—	—	—
Restructuring Officer	60,000.00	—	—	60,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	4,583,164.62	—	—	4,583,164.62
US Trustee	—	—	—	—
Bankruptcy Professionals	3,310,128.07	—	—	3,310,128.07
Other	3,806.00	—	—	3,806.00

Total Other Cash Disbursements	8,405,419.36	39,727.80	—	8,445,147.16

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,407,599.36	39,727.80	—	8,447,327.16

	16,462,278.90	(39,727.80)	—	16,422,551.10

Book Balance per bank rec.

In re:	Case No.	03-131894
Thaxton Operating Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for September-05
FED ID# 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees - Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow

(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	03-13186	Case No. 03-13186
Monthly Court Report for September-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
		2000022989068	2000014825664 2079900430589
Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)			(5,583.29)	—	—	(5,583.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—

GENERAL LEDGER DEPOSITS AND TRANSFERS	107.00		107.00	—		107.00	—	—	107.00
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	107.00	—	107.00	—		107.00	—	—	107.00

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,476.29)	7,034.47	(12,510.76)	—		(5,476.29)	—	—	(5,476.29)

Book Balance per bank rec.	(5,476.29)	7,034.47	(12,510.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for September-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—
SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—

	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for September-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for September-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
2000014825635 2079900430576
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for September-05
FED ID# 56-2057616

	Consolidated Totals		Wachovia	Operating	Payroll	Other	Total
2003233012187
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for September-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	28,553.57	—	—	—	—	—	28,553.57	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	4,977.19	—	—	—	431.93	—	4,545.26	—	—	—	—

SUBTOTAL	33,530.76	—	—	—	431.93	—	33,098.83	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,682.45)	—	—	(314.02)	—	—	(27,742.84)	—	(15.40)	(408.19)	15,798.00
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	(931.93)	—	—	—	(931.93)	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	19,916.38	—	—	(314.02)	(500.00)	—	5,355.99	—	(15.40)	(408.19)	15,798.00

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	5,610.29	—	—	(314.02)	(500.00)	—	4,731.15	—	—	(408.19)	2,101.35

Subtotal - Loans	5,610.29	—	—	(314.02)	(500.00)	—	4,731.15	—	—	(408.19)	2,101.35

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	624.84	—	—	—	—	—	624.84	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	284.51	—	—	—	—	—	—	—	—	—	284.51
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	36.50	—	—	—	—	—	—	—	—	—	36.50
Rent	57.50	—	—	—	—	—	—	—	—	—	57.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—	—	—	—
Telephone	(15.40)	—	—	—	—	—	—	—	(15.40)	—	—
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	154.75	—	—	—	—	—	—	—	—	—	154.75
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	12,822.39	—	—	—	—	—	—	—	—	—	12,822.39
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	14,306.09	—	—	—	—	—	624.84	—	(15.40)	—	13,696.65

TOTAL ALL CASH DISBURSEMENTS	19,916.38	—	—	(314.02)	(500.00)	—	5,355.99	—	(15.40)	(408.19)	15,798.00

			—	—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	—	(1,621.36)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	—	—	—	—	(0.00)	0.00	—	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	28,553.57	—	—	28,553.57
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	4,977.19	—	—	4,977.19

SUBTOTAL	33,530.76	—	—	33,530.76

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(25,504.84)	12,822.39	—	(12,682.45)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	(931.93)	(931.93)
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	8,025.92	12,822.39	(931.93)	19,916.38

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	5,610.29			5,610.29

Subtotal - Loans	5,610.29			5,610.29

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	624.84	—	—	624.84
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	284.51	—	—	284.51
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	36.50	—	—	36.50
Rent	57.50	—	—	57.50
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	(15.40)	—	—	(15.40)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	154.75	—	—	154.75
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	12,822.39	—	12,822.39
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	1,483.70	12,822.39	—	14,306.09

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,093.99	12,822.39	—	19,916.38

	(689.43)	—	(931.93)	(689.43)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA # 2000014825101	WACHOVIA # 2000014826087	Case No. -
Monthly Court Report for September-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—							(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,093.99	—	—	(314.02)	(500.00)	—	5,355.99	(15.40)	(408.19)	2,975.61	7,093.99	—	—	7,093.99
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	7,093.99	—	—	(314.02)	(500.00)	—	5,355.99	(15.40)	(408.19)	2,975.61	7,093.99	—	—	7,093.99

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	5,610.29			(314.02)	(500.00)		4,731.15		(408.19)	2,101.35	5,610.29			5,610.29

Subtotal - Loans	5,610.29	—	—	(314.02)	(500.00)	—	4,731.15	—	(408.19)	2,101.35	5,610.29			5,610.29

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	624.84						624.84				624.84	—	—	624.84
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	284.51									284.51	284.51	—	—	284.51
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	36.50									36.50	36.50	—	—	36.50
Rent	57.50									57.50	57.50	—	—	57.50
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	(15.40)							(15.40)			(15.40)	—	—	(15.40)
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	154.75									154.75	154.75	—	—	154.75
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	1,483.70	—	—	—	—	—	624.84	(15.40)	—	874.26	1,483.70	—	—	1,483.70

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,093.99	—	—	(314.02)	(500.00)	—	5,355.99	(15.40)	(408.19)	2,975.61	7,093.99	—	—	7,093.99

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	15,798.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$15,798.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for September-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	15,798.00	2,975.61	12,822.39		2,975.61	12,822.39	—	15,798.00
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	15,798.00	2,975.61	12,822.39	—	2,975.61	12,822.39	—	15,798.00

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	2,101.35	2,101.35			2,101.35			2,101.35

Subtotal - Loans	2,101.35	2,101.35	—		2,101.35	—	—	2,101.35

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	284.51	284.51			284.51	—	—	284.51
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	36.50	36.50			36.50	—	—	36.50
Rent	57.50	57.50			57.50	—	—	57.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	154.75	154.75			154.75	—	—	154.75
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	12,822.39	—	12,822.39		—	12,822.39	—	12,822.39
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	13,696.65	874.26	12,822.39	—	874.26	12,822.39	—	13,696.65

TOTAL ALL CASH DISBURSEMENTS	15,798.00	2,975.61	12,822.39	—	2,975.61	12,822.39	—	15,798.00

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for September-05
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC				—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	(15.40)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($15.40)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for September-05
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(15.40)	(15.40)	—		(15.40)	—	—	(15.40)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(15.40)	(15.40)	—	—	(15.40)	—	—	(15.40)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(15.40)	(15.40)			(15.40)	—	—	(15.40)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(15.40)	(15.40)	—	—	(15.40)	—	—	(15.40)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(15.40)	(15.40)	—	—	(15.40)	—	—	(15.40)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for September-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for September-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(314.02)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($314.02)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE
Monthly Court Report for September-05
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488
Beginning Cash Position	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(314.02)	(314.02)	—
—
—
—
—

Total Cash Receipts and Transfers	(314.02)	(314.02)	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	(314.02)	(314.02)

Subtotal - Loans	(314.02)	(314.02)	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	—	—
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	—	—
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	—	—
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(314.02)	(314.02)	—

	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE	Case No. 03-13182
Monthly Court Report for September-05
FED ID # 74-2873274

	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	—	—	—	—

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(314.02)	—	—	(314.02)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	(314.02)	—	—	(314.02)

Cash Disbursements - Loans
Loan Proceeds Checks	—			—
Expenses related to Loans	(314.02)			(314.02)

Subtotal - Loans	(314.02)	—	—	(314.02)

—
Cash Disbursements - Other	—
Advertising	—	—	—	—
Bank Charges	—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	—	—	—	—
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	—	—	—	—
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	—	—	—	—
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	—	—	—	—

Total Other Cash Disbursements	—	—	—	—

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(314.02)	—	—	(314.02)

	—	—	—	—

Book Balance per bank rec.

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for September-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursement - Other		—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—			—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees - Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	5,355.99
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$5,355.99

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for September-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	28,553.57	28,553.57			28,553.57	—	—	28,553.57
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	4,545.26	4,545.26			4,545.26	—	—	4,545.26

SUBTOTAL	33,098.83	33,098.83	—	—	33,098.83	—	—	33,098.83

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(27,742.84)	(27,742.84)	—		(27,742.84)	—	—	(27,742.84)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	5,355.99	5,355.99	—	—	5,355.99	—	—	5,355.99

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	4,731.15	4,731.15			4,731.15	—	—	4,731.15

Subtotal - Loans	4,731.15	4,731.15	—	—	4,731.15	—	—	4,731.15

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	624.84	624.84			624.84	—	—	624.84
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	624.84	624.84	—	—	624.84	—	—	624.84

—

TOTAL ALL CASH DISBURSEMENTS	5,355.99	5,355.99	—	—	5,355.99	—	—	5,355.99

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for September-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	(500.00)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($500.00)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for September-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	431.93	431.93		431.93	—	—	431.93

SUBTOTAL	431.93	431.93	—	431.93	—	—	431.93

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—			—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	(931.93)	(931.93)		(931.93)	—		(931.93)
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(500.00)	(500.00)	—	(500.00)	—	—	(500.00)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Subtotal - Loans	(500.00)	(500.00)		(500.00)	—	—	(500.00)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(500.00)	(500.00)		(500.00)	—	—	(500.00)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursement reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)

Total Disbursements	(408.19)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($408.19)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203
Monthly Court Report for September-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal	Operating	Payroll	Other	Total
163323989
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(408.19)	(408.19)	—	—	(408.19)	—	—	(408.19)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(408.19)	(408.19)	—	—	(408.19)	—	—	(408.19)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(408.19)	(408.19)			(408.19)	—	—	(408.19)

Subtotal - Loans	(408.19)	(408.19)	—	—	(408.19)	—	—	(408.19)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(408.19)	(408.19)	—	—	(408.19)	—	—	(408.19)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for September-05
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for September-05
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for September-05
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for September-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank	SCBT of Piedmont	Spratt Savings & Loan	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total

		650001120701	30020101	70726		2000014825648 2000014825114
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre - Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No.
Monthly Court Report for September-05
FED ID#

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Corporate HQ	Operating	Payroll	Other	Total
		03-13208	03-13211	03-13212	03-13209	03-13213	03-13206	03-13205

Beginning Cash Position	578,178.14	51,581.84	363,304.07	280,419.47	19,656.51	—	99,938.51	(236,722.26)	578,178.14	—	—	578,178.14

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,712,921.95	307,048.56	2,236,717.66	2,159,400.21	1,058,672.26	1,149,243.57	855,393.89	1,946,445.80	9,712,921.95	—	—	9,712,921.95
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	207.74	—	—	—	—	—	—	207.74	207.74	—	—	207.74

SUBTOTAL	9,713,129.69	307,048.56	2,236,717.66	2,159,400.21	1,058,672.26	1,149,243.57	855,393.89	1,946,653.54	9,713,129.69	—	—	9,713,129.69

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,594,032.34)	2,594,032.34	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(636,326.23)	60,056.41	94,869.76	196,311.38	122,303.70	(23,415.78)	278,433.42	(1,364,885.12)	(636,326.23)	—	—	(636,326.23)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,076,803.46	367,104.97	2,331,587.42	2,355,711.59	1,180,975.96	1,125,827.79	1,133,827.31	581,768.42	6,482,771.12	2,594,032.34	—	9,076,803.46

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,616,343.26	191,959.30	1,544,427.06	1,087,361.88	562,619.06	599,077.65	630,898.31	—	4,616,343.26			4,616,343.26
Expenses related to Loans	315,284.16	13,511.09	71,212.50	98,647.48	52,047.17	47,684.34	32,146.48	35.10	315,284.16			315,284.16

Subtotal - Loans	4,931,627.42	205,470.39	1,615,639.56	1,186,009.36	614,666.23	646,761.99	663,044.79	35.10	4,931,627.42			4,931,627.42

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	154,617.75	4,037.56	23,171.69	11,193.53	9,041.74	8,771.08	23,657.52	74,744.63	154,617.75			154,617.75
Bank Charges	21,891.04	2.55	—	—	—	—	12.00	21,876.49	21,891.04	—	—	21,891.04
Claims Funding*	187,750.35	1,522.94	20,918.56	8,049.40	12,032.28	48,218.25	3,851.80	93,157.12	187,750.35			187,750.35
Company Auto	15,786.19	183.96	3,587.71	4,541.80	1,909.87	—	1,267.05	4,295.80	15,786.19	—	—	15,786.19
Computer Costs	8,350.62	321.76	1,708.60	1,239.24	1,100.25	268.92	1,386.43	2,325.42	8,350.62	—	—	8,350.62
Dues And Subscriptions	1,916.75	—	—	—	—	406.35	—	1,510.40	1,916.75	—	—	1,916.75
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	102.33	—	78.08	—	—	—	24.25	—	102.33	—	—	102.33
Fixed Assets	91,787.72	3,086.00	18,457.93	—	—	—	70,243.79	—	91,787.72	—	—	91,787.72
Forms & Printing	58,628.58	1,590.14	13,754.13	8,331.15	4,256.08	4,577.53	7,675.82	18,443.73	58,628.58	—	—	58,628.58
Insurance	23,197.10	538.42	5,104.19	3,767.93	2,226.50	2,528.19	1,421.44	7,610.43	23,197.10	—	—	23,197.10
Meals & Entertainment	11,300.14	922.07	2,373.77	4,998.73	1,201.37	35.08	584.30	1,184.82	11,300.14	—	—	11,300.14
Miscellaneous	3,494.90	55.00	474.90	777.00	902.30	231.50	608.30	445.90	3,494.90	—	—	3,494.90
Office Expense	12,011.90	447.31	3,654.89	324.48	1,049.40	287.79	3,233.62	3,014.41	12,011.90	—	—	12,011.90
Postage	32,964.91	527.20	7,619.57	8,356.49	2,830.75	5,451.99	2,824.76	5,354.15	32,964.91	—	—	32,964.91
Prepaid Expenses	56,250.00	—	—	—	—	—	—	56,250.00	56,250.00	—	—	56,250.00
Prepaid Software ABS	22,244.47	—	—	—	—	—	—	22,244.47	22,244.47	—	—	22,244.47
Professional Fees-Ordinary Course	4,787.33	—	—	—	—	—	—	4,787.33	4,787.33	—	—	4,787.33
Rent	190,290.12	7,124.77	56,979.11	38,258.13	22,996.80	22,924.10	24,064.69	17,942.52	190,290.12	—	—	190,290.12
Repairs & Maintenance	19,106.69	90.77	6,780.20	4,230.97	2,625.29	2,350.35	2,051.81	977.30	19,106.69	—	—	19,106.69
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	1,556.29	—	—	981.29	—	—	—	575.00	1,556.29	—	—	1,556.29
Taxes & Licenses	6,600.31	—	—	1,173.71	5,345.39	—	81.21	—	6,600.31	—	—	6,600.31
Telephone	79,882.34	5,019.91	21,081.43	17,222.32	10,779.85	9,062.35	12,681.69	4,034.79	79,882.34	—	—	79,882.34
Temporary Agency Staff	1,650.09	—	75.00	—	—	—	—	1,575.09	1,650.09	—	—	1,650.09
Travel	26,626.62	2,880.53	4,943.53	3,351.24	1,319.62	181.20	4,191.55	9,758.95	26,626.62	—	—	26,626.62
Utilities	50,152.92	3,199.71	19,548.89	10,808.99	6,613.19	6,135.65	3,846.49	—	50,152.92	—	—	50,152.92
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,594,032.34	94,414.89	420,681.26	794,207.30	406,548.89	318,204.30	275,141.72	284,833.98	—	2,594,032.34	—	2,594,032.34
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	202,785.85	—	—	92,359.19	60,995.49	49,431.17	—	—	202,785.85	—	—	202,785.85
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,879,765.65	125,965.49	630,993.44	1,014,172.89	553,775.06	479,065.80	438,850.24	636,942.73	1,285,733.31	2,594,032.34	—	3,879,765.65

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,811,393.07	331,435.88	2,246,633.00	2,200,182.25	1,168,441.29	1,125,827.79	1,101,895.03	636,977.83	6,217,360.73	2,594,032.34	—	8,811,393.07

			—
	843,588.53	87,250.93	448,258.49	435,948.81	32,191.18	—	131,870.79	(291,931.67)	843,588.53	—	—	843,588.53

Book Balance per bank rec.	843,588.53	87,250.93	448,258.49	435,948.81	32,191.18	—	131,870.79	(291,931.67)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for September-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama	CORPORATE HQ
Beginning Cash Position	—	—	—	—	—	—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—		—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,140,427.15	291,689.14	2,253,390.96	1,858,406.69	985,604.97	967,467.59	987,354.49		(203,486.69)
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,140,427.15	291,689.14	2,253,390.96	1,858,406.69	985,604.97	967,467.59	987,354.49		(203,486.69)

Cash Disbursements - Loans
Loan Proceeds Checks	4,616,343.26	191,959.30	1,544,427.06	1,087,361.88	562,619.06	599,077.65	630,898.31
Expenses related to Loans	315,284.16	13,511.09	71,212.50	98,647.48	52,047.17	47,684.34	32,146.48		35.10

Subtotal - Loans	4,931,627.42	205,470.39	1,615,639.56	1,186,009.36	614,666.23	646,761.99	663,044.79		35.10

Cash Disbursements - Other
Advertising	154,617.75	4,037.56	23,171.69	11,193.53	9,041.74	8,771.08	23,657.52		74,744.63
Bank Charges	22,286.24	2.55	395.20				12.00		21,876.49
Claims Funding*	187,750.35	1,522.94	20,918.56	8,049.40	12,032.28	48,218.25	3,851.80		93,157.12
Company Auto	15,786.19	183.96	3,587.71	4,541.80	1,909.87		1,267.05		4,295.80
Computer Costs	8,350.62	321.76	1,708.60	1,239.24	1,100.25	268.92	1,386.43		2,325.42
Dues And Subscriptions	1,916.75					406.35			1,510.40
Employee Reimbursements - collections exp	—
Equipment Rental	102.33		78.08				24.25
Fixed Assets	94,787.72	3,086.00	18,457.93				70,243.79	3,000.00
Forms & Printing	58,628.58	1,590.14	13,754.13	8,331.15	4,256.08	4,577.53	7,675.82		18,443.73
Insurance	23,197.10	538.42	5,104.19	3,767.93	2,226.50	2,528.19	1,421.44		7,610.43
Meals & Entertainment	11,300.14	922.07	2,373.77	4,998.73	1,201.37	35.08	584.30		1,184.82
Miscellaneous	3,494.90	55.00	474.90	777.00	902.30	231.50	608.30		445.90
Office Expense	12,011.90	447.31	3,654.89	324.48	1,049.40	287.79	3,233.62		3,014.41
Postage	32,964.91	527.20	7,619.57	8,356.49	2,830.75	5,451.99	2,824.76		5,354.15
Prepaid Expenses	56,250.00								56,250.00
Prepaid Software ABS	22,244.47								22,244.47
Professional Fees-Ordinary Course	5,177.98							390.65	4,787.33
Rent	192,750.62	7,124.77	56,979.11	38,258.13	22,996.80	22,924.10	24,064.69	2,460.50	17,942.52
Repairs & Maintenance	19,106.69	90.77	6,780.20	4,230.97	2,625.29	2,350.35	2,051.81		977.30
Roadgard	—
Seminars & Meetings	1,556.29			981.29					575.00
Taxes & Licenses	7,200.31			1,173.71	5,345.39		81.21	600.00
Telephone	79,882.34	5,019.91	21,081.43	17,222.32	10,779.85	9,062.35	12,681.69		4,034.79
Temporary Agency Staff	1,650.09		75.00						1,575.09
Travel	26,626.62	2,880.53	4,943.53	3,351.24	1,319.62	181.20	4,191.55		9,758.95
Utilities	50,152.92	3,199.71	19,548.89	10,808.99	6,613.19	6,135.65	3,846.49
Interest to Finova	—
Payroll Paid TTG	—
	1,640,910.21	54,668.15	427,044.02	452,431.74	223,712.57	159,844.10	160,601.18		162,608.45
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	202,785.85			92,359.19	60,995.49	49,431.17
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	2,933,489.87	86,218.75	637,751.40	672,397.33	370,938.74	320,705.60	324,309.70	6,451.15	514,717.20

TOTAL ALL CASH DISBURSEMENTS	7,865,117.29	291,689.14	2,253,390.96	1,858,406.69	985,604.97	967,467.59	987,354.49	6,451.15	514,752.30

	(724,690.14)	—	—	—	—	—	—	(6,451.15)	(718,238.99)

Book Balance per bank rec.		—	—		—	—			(718,238.99)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	331,435.88
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$331,435.88

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No. 03-13208
Monthly Court Report for September-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank	Arvest Bank	F&M Bank & Trust Company	F&M Bank & Trust Company	RCB Bank	WACHOVIA DISBUR SEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National	ARVEST	ARVEST		Operating	Payroll	Other	Total
		11682857	11275222	349836	352357	621656			212407	11860459	570344986
Beginning Cash Position	51,581.84	6,652.94	3,727.93	8,242.35	6,361.02	8,046.66	—	—	7,131.41	4,337.96	7,081.57		51,581.84	—	—	51,581.84

	—												—	—	—	—
TICO Cash Collected	—												—	—	—	—
SM Cash Collected	307,048.56	42,916.42	22,089.20	33,883.58	36,863.99	41,409.78	7,975.10		54,657.78	27,903.86	39,348.85		307,048.56	—	—	307,048.56
TIG Cash Collected	—												—	—	—	—
TPF Cash Collected	—												—	—	—	—
TCL Cash Collected	—												—	—	—	—
Other Income Collected	—												—	—	—	—

SUBTOTAL	307,048.56	42,916.42	22,089.20	33,883.58	36,863.99	41,409.78	7,975.10	—	54,657.78	27,903.86	39,348.85	—	307,048.56	—	—	307,048.56

	—												—	—	—	—
	—												—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	60,056.41	(31,217.95)	(21,373.93)	(30,252.54)	(33,172.38)	(37,832.54)	283,714.04	39,746.74	(50,328.71)	(25,192.92)	(34,033.40)		60,056.41	—	—	60,056.41
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—
	—												—	—	—	—

Total Cash Receipts and Transfers	367,104.97	11,698.47	715.27	3,631.04	3,691.61	3,577.24	291,689.14	39,746.74	4,329.07	2,710.94	5,315.45	—	327,358.23	39,746.74	—	367,104.97

													—	—		—
Cash Disbursements - Loans													—	—		—
													—	—		—
Loan Proceeds Checks	191,959.30						191,959.30						191,959.30	—		191,959.30
Expenses related to Loans	13,511.09						13,511.09						13,511.09	—		13,511.09

Subtotal - Loans	205,470.39	—	—	—	—	—	205,470.39	—	—	—	—		205,470.39	—	—	205,470.39

													—	—		—
													—	—		—
Cash Disbursements - Other	—												—	—		—
Advertising	4,037.56						4,037.56						4,037.56	—		4,037.56
Bank Charges	2.55						2.55						2.55	—	—	2.55
Claims Funding*	1,522.94						1,522.94						1,522.94	—		1,522.94
Company Auto	183.96						183.96						183.96	—	—	183.96
Computer Costs	321.76						321.76						321.76	—	—	321.76
Dues And Subscriptions	—						—						—	—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—	—
Equipment Rental	—						—						—	—	—	—
Fixed Assets	3,086.00						3,086.00						3,086.00	—	—	3,086.00
Forms & Printing	1,590.14						1,590.14						1,590.14	—	—	1,590.14
Insurance	538.42						538.42						538.42	—	—	538.42
Meals & Entertainment	922.07						922.07						922.07	—	—	922.07
Miscellaneous	55.00						55.00						55.00	—	—	55.00
Office Expense	447.31						447.31						447.31	—	—	447.31
Postage	527.20						527.20						527.20	—	—	527.20
Prepaid Expenses	—						—						—	—	—	—
Prepaid Software ABS	—						—						—	—	—	—
Professional Fees-Ordinary Course	—						—						—	—	—	—
Rent	7,124.77						7,124.77						7,124.77	—	—	7,124.77
Repairs & Maintenance	90.77						90.77						90.77	—	—	90.77
Roadgard	—						—						—	—	—	—
Seminars & Meetings	—						—						—	—	—	—
Taxes & Licenses	—						—						—	—	—	—
Telephone	5,019.91						5,019.91						5,019.91	—	—	5,019.91
Temporary Agency Staff	—						—						—	—	—	—
Travel	2,880.53						2,880.53						2,880.53	—	—	2,880.53
Utilities	3,199.71						3,199.71						3,199.71	—	—	3,199.71
Interest to Finova	—						—						—	—	—	—
Payroll Paid TTG	—						—						—	—	—	—
Payroll Paid SMC	94,414.89						54,668.15	39,746.74					54,668.15	39,746.74	—	94,414.89
Restructuring Officer	—						—						—	—	—	—
Insurance Renewal	—						—						—	—	—	—
Voyager Payment	—						—						—	—	—	—
Pre-Filing Prepays	—						—						—	—	—	—
Deposit to Lender	—						—						—	—	—	—
US Trustee	—						—						—	—	—	—
Bankruptcy Professionals	—						—						—	—	—	—
Other	—						—						—	—	—	—

Total Other Cash Disbursements	125,965.49	—	—	—	—	—	86,218.75	39,746.74	—	—	—		86,218.75	39,746.74	—	125,965.49

													—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	331,435.88	—	—	—	—	—	291,689.14	39,746.74	—	—	—		291,689.14	39,746.74	—	331,435.88

																—

	87,250.93	18,351.41	4,443.20	11,873.39	10,052.63	11,623.90	—	—	11,460.48	7,048.90	12,397.02		87,250.93	—	—	87,250.93

Ending Bank Balance per bank rec.	87,250.93	18,351.41	4,443.20	11,873.39	10,052.63	11,623.90			11,460.48	7,048.90	12,397.02

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,200,182.25
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,200,182.25

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC	Case # 03-13212	Case No. 03-13212
Monthly Court Report for September-05
FED ID# 57-0827143

	Consolidated Totals	Peoples	Exchange Bank of S.C.	BB&T	Regions Bank	South Carolina Bank and Trust	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
		1170002977	510004702501	5125815210	3858010811	270002033
Beginning Cash Position	280,419.47	3,952.29	7,448.75	6,843.38	204,306.09	13,701.43		—

	—
TICO Cash Collected	—
SM Cash Collected	2,159,400.21	40,856.47	56,335.22	53,992.28	1,844,178.16	82,803.30	(224,130.02)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,159,400.21	40,856.47	56,335.22	53,992.28	1,844,178.16	82,803.30	(224,130.02)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	196,311.38	(36,137.92)	(50,581.30)	(51,814.10)	(1,724,894.75)	(79,175.39)	2,082,536.71	341,775.56
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,355,711.59	4,718.55	5,753.92	2,178.18	119,283.41	3,627.91	1,858,406.69	341,775.56

Cash Disbursements - Loans
Loan Proceeds Checks	1,087,361.88						1,087,361.88
Expenses related to Loans	98,647.48						98,647.48

Subtotal - Loans	1,186,009.36						1,186,009.36

Cash Disbursements - Other
Advertising	11,193.53						11,193.53
Bank Charges	—
Claims Funding*	8,049.40						8,049.40
Company Auto	4,541.80						4,541.80
Computer Costs	1,239.24						1,239.24
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	8,331.15						8,331.15
Insurance	3,767.93						3,767.93
Meals & Entertainment	4,998.73						4,998.73
Miscellaneous	777.00						777.00
Office Expense	324.48						324.48
Postage	8,356.49						8,356.49
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	38,258.13						38,258.13
Repairs & Maintenance	4,230.97						4,230.97
Roadgard	—						—
Seminars & Meetings	981.29						981.29
Taxes & Licenses	1,173.71						1,173.71
Telephone	17,222.32						17,222.32
Temporary Agency Staff	—						—
Travel	3,351.24						3,351.24
Utilities	10,808.99						10,808.99
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	794,207.30						452,431.74	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	92,359.19						92,359.19
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	1,014,172.89	—	—	—	—	—	672,397.33	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,200,182.25	—	—	—	—	—	1,858,406.69	341,775.56

	435,948.81	8,670.84	13,202.67	9,021.56	323,589.50	17,329.34	—	—

Book Balance per bank rec.	435,948.81	8,670.84	13,202.67	9,021.56	323,589.50	17,329.34

	South Carolina Bank and Trust	South Carolina Bank and Trust	Palmetto Bank	Operating	Payroll	Other	Total
	270002041	270002058	11055855
Beginning Cash Position	9,017.17	12,560.26	22,590.10	280,419.47	—	—	280,419.47

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	67,606.33	59,683.13	178,075.34	2,159,400.21	—	—	2,159,400.21
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	67,606.33	59,683.13	178,075.34	2,159,400.21	—	—	2,159,400.21

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(57,924.84)	(57,141.18)	(170,331.41)	(145,464.18)	341,775.56	—	196,311.38
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	9,681.49	2,541.95	7,743.93	2,013,936.03	341,775.56	—	2,355,711.59

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,087,361.88			1,087,361.88
Expenses related to Loans				98,647.48			98,647.48

Subtotal - Loans				1,186,009.36			1,186,009.36

				—
				—
Cash Disbursements - Other				—
Advertising				11,193.53			11,193.53
Bank Charges				—	—	—	—
Claims Funding*				8,049.40			8,049.40
Company Auto				4,541.80	—	—	4,541.80
Computer Costs				1,239.24	—	—	1,239.24
Dues And Subscriptions				—	—	—	—
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				—	—	—	—
Forms & Printing				8,331.15	—	—	8,331.15
Insurance				3,767.93	—	—	3,767.93
Meals & Entertainment				4,998.73	—	—	4,998.73
Miscellaneous				777.00	—	—	777.00
Office Expense				324.48	—	—	324.48
Postage				8,356.49	—	—	8,356.49
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				38,258.13	—	—	38,258.13
Repairs & Maintenance				4,230.97	—	—	4,230.97
Roadgard				—	—	—	—
Seminars & Meetings				981.29	—	—	981.29
Taxes & Licenses				1,173.71	—	—	1,173.71
Telephone				17,222.32	—	—	17,222.32
Temporary Agency Staff				—	—	—	—
Travel				3,351.24	—	—	3,351.24
Utilities				10,808.99	—	—	10,808.99
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				452,431.74	341,775.56	—	794,207.30
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				92,359.19	—	—	92,359.19
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	1,014,172.89	—	—	1,014,172.89

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,858,406.69	341,775.56	—	2,200,182.25

	18,698.66	15,102.21	30,334.03	435,948.81	—	—	435,948.81

Book Balance per bank rec.	18,698.66	15,102.21	30,334.03

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,246,633.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,246,633.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for September-05
FED ID# 57-1002963

							Texas State Bank
	Consolidated Totals	1st Commerce Bank	1st Commerce Bank	American Bank of Texas	American National Bank	Bank of Texas	Community Bank & Trust	First State Bank
		350188	381959	1002218089	0010944	3000010649	100102889	2702488
Beginning Cash Position	363,304.07	7,049.91	7,927.51	6,050.28	8,937.98	6,933.31	7,173.88	9,918.65

	—
TICO Cash Collected	—
SM Cash Collected	2,236,717.66	38,509.96	46,835.79	45,565.41	57,475.30	41,891.86	47,070.75	47,373.79
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,236,717.66	38,509.96	46,835.79	45,565.41	57,475.30	41,891.86	47,070.75	47,373.79

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	94,869.76	(35,508.92)	(41,785.08)	(42,749.19)	(52,938.54)	(40,261.65)	(51,951.22)	(45,884.53)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,331,587.42	3,001.04	5,050.71	2,816.22	4,536.76	1,630.21	(4,880.47)	1,489.26

Cash Disbursements - Loans
Loan Proceeds Checks	1,544,427.06
Expenses related to Loans	71,212.50

Subtotal - Loans	1,615,639.56	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	23,171.69
Bank Charges	—
Claims Funding*	20,918.56
Company Auto	3,587.71
Computer Costs	1,708.60
Dues And Subscriptions	—
Employee Reimbursements - collections exp	—
Equipment Rental	78.08
Fixed Assets	18,457.93
Forms & Printing	13,754.13
Insurance	5,104.19
Meals & Entertainment	2,373.77
Miscellaneous	474.90
Office Expense	3,654.89
Postage	7,619.57
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees - Ordinary Course	—
Rent	56,979.11
Repairs & Maintenance	6,780.20
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	—
Telephone	21,081.43
Temporary Agency Staff	75.00
Travel	4,943.53
Utilities	19,548.89
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	630,993.44	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,246,633.00	—	—	—	—	—	—	—

	448,258.49	10,050.95	12,978.22	8,866.50	13,474.74	8,563.52	2,293.41	11,407.91

Book Balance per bank rec.	448,258.49	10,050.95	12,978.22	8,866.50	13,474.74	8,563.52	2,293.41	11,407.91

				Prosperity
	Frost National Bank	Hibernia National Bank	International Bank of Commerce	Kleberg First National Bank	Liberty Bank	Liberty National Bank	Prosperity Bank
	460020362	04122623	9004201	123390	2102872900	126979	2794981
Beginning Cash Position	5,042.42	7,483.26	97,673.47	8,476.37	4,105.87	5,142.75	6,705.67

TICO Cash Collected
SM Cash Collected	31,790.08	34,875.47	587,942.09	57,108.36	36,361.91	36,899.49	29,015.75
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	31,790.08	34,875.47	587,942.09	57,108.36	36,361.91	36,899.49	29,015.75

GENERAL LEDGER DEPOSITS AND TRANSFERS	(29,395.33)	(34,192.46)	(569,296.02)	(53,668.33)	(35,982.36)	(35,067.83)	(27,951.13)

Total Cash Receipts and Transfers	2,394.75	683.01	18,646.07	3,440.03	379.55	1,831.66	1,064.62

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements-collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	7,437.17	8,166.27	116,319.54	11,916.40	4,485.42	6,974.41	7,770.29

Book Balance per bank rec.	7,437.17	8,166.27	116,319.54	11,916.40	4,485.42	6,974.41	7,770.29

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	1st National	1st National
Monthly Court Report for
FED ID#

	Prosperity Bank	Prosp- erity Bank	Prosp- erity Bank	Commu- nity Bank & Trust	Guaranty Bank	Guaranty Bank	Guaranty Bank	Guaranty Bank	Guaranty Bank	Guaranty Bank	Union Planter’s Bank	WACH- OVIA DISBUR- SEMENT ACCOUNTS	WACH- OVIA PAY- ROLL ACCOUNTS	Wells Fargo	Wells Fargo
	2795011	2795791	75137494	11798527	380-3594062	380-3594567	380-3594609	380-3594559	380-3594542	380-3594153	0080129775			4231233624	4231337470
Beginning Cash Position	6,084.06	5,757.95	4,145.33	9,962.74	5,385.97	17,253.61	12,655.19	7,041.38	7,277.44	6,332.03	—	—	—	10,795.37	9,321.85

TICO Cash Collected		—
SM Cash Collected	48,972.02	47,733.01	25,216.37	52,555.41	27,337.90	45,442.01	41,793.37	46,238.71	42,201.65	35,702.64	—	293,828.50		49,309.51	46,728.36
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	48,972.02	47,733.01	25,216.37	52,555.41	27,337.90	45,442.01	41,793.37	46,238.71	42,201.65	35,702.64	—	293,828.50	—	49,309.51	46,728.36

GENERAL LEDGER DEPOSITS AND TRANSFERS	(46,054.97)	(43,202.64)	(22,131.62)	(52,593.16)	(25,034.15)	(44,732.01)	(37,830.61)	(42,805.32)	(39,089.71)	(33,826.20)	—	1,532,123.24	420,681.26	(49,938.40)	(43,683.53)

Total Cash Receipts and Transfers	2,917.05	4,530.37	3,084.75	(37.75)	2,303.75	710.00	3,962.76	3,433.39	3,111.94	1,876.44	—	1,825,951.74	420,681.26	(628.89)	3,044.83

Cash Disbursements - Loans
Loan Proceeds Checks												1,544,427.06
Expenses related to Loans												71,212.50

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—	—	1,615,639.56	—	—	—

Cash Disbursements - Other
Advertising												23,171.69
Bank Charges		—				—	—	—	—
Claims Funding*												20,918.56
Company Auto												3,587.71
Computer Costs												1,708.60
Dues And Subscriptions												—
Employee Reimbursements - collections exp												—
Equipment Rental												78.08
Fixed Assets												18,457.93
Forms & Printing												13,754.13
Insurance												5,104.19
Meals & Entertainment												2,373.77
Miscellaneous												474.90
Office Expense												3,654.89
Postage												7,619.57
Prepaid Expenses												—
Prepaid Software ABS												—
Professional Fees-Ordinary Course												—
Rent												56,979.11
Repairs & Maintenance												6,780.20
Roadgard												—
Seminars & Meetings												—
Taxes & Licenses												—
Telephone												21,081.43
Temporary Agency Staff												75.00
Travel												4,943.53
Utilities												19,548.89
Interest to Finova												—
Payroll Paid TTG												—
Payroll Paid SMC													420,681.26
Restructuring Officer												—
Insurance Renewal												—
Voyager Payment												—
Pre-Filing Prepays												—
Deposit to Lender												—
US Trustee												—
Bankruptcy Professionals												—
Other												—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	210,312.18	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	1,825,951.74	420,681.26	—	—

	9,001.11	10,288.32	7,230.08	9,924.99	7,689.72	17,963.61	16,617.95	10,474.77	10,389.38	8,208.47	—	—	—	10,166.48	12,366.68

Book Balance per bank rec.	9,001.11	10,288.32	7,230.08	9,924.99	7,689.72	17,963.61	16,617.95	10,474.77	10,389.38	8,208.47	—			10,166.48	12,366.68

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No. 03-13211
Monthly Court Report for
FED ID#

	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	First National Bank Texas 001100998	Operating	Payroll	Other	Total
	5505312659	5690474692	5880617148	7390259432
Beginning Cash Position	4,518.64	6,751.91	5,363.16	7,693.14	48,342.97	363,304.07	—	—	363,304.07

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	29,477.72	39,934.83	41,184.16	46,130.95	138,214.53	2,236,717.66	—	—	2,236,717.66
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	29,477.72	39,934.83	41,184.16	46,130.95	138,214.53	2,236,717.66	—	—	2,236,717.66

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(28,464.02)	(38,346.70)	(38,783.18)	(45,144.38)	(129,641.55)	(325,811.50)	420,681.26	—	94,869.76
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	1,013.70	1,588.13	2,400.98	986.57	8,572.98	1,910,906.16	420,681.26	—	2,331,587.42

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,544,427.06	—		1,544,427.06
Expenses related to Loans						71,212.50	—		71,212.50

Subtotal - Loans	—	—	—	—	—	1,615,639.56	—	—	1,615,639.56

							—
							—
Cash Disbursements - Other							—
Advertising						23,171.69	—	—	23,171.69
Bank Charges					—	—		—	—
Claims Funding*						20,918.56	—		20,918.56
Company Auto						3,587.71	—	—	3,587.71
Computer Costs						1,708.60	—	—	1,708.60
Dues And Subscriptions						—	—	—	—
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						78.08	—	—	78.08
Fixed Assets						18,457.93	—	—	18,457.93
Forms & Printing						13,754.13	—	—	13,754.13
Insurance						5,104.19	—	—	5,104.19
Meals & Entertainment						2,373.77	—	—	2,373.77
Miscellaneous						474.90	—	—	474.90
Office Expense						3,654.89	—	—	3,654.89
Postage						7,619.57	—	—	7,619.57
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						56,979.11	—	—	56,979.11
Repairs & Maintenance						6,780.20	—	—	6,780.20
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						21,081.43	—	—	21,081.43
Temporary Agency Staff						75.00	—	—	75.00
Travel						4,943.53	—	—	4,943.53
Utilities						19,548.89	—	—	19,548.89
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	210,312.18	420,681.26	—	630,993.44

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,825,951.74	420,681.26	—	2,246,633.00

	5,532.34	8,340.04	7,764.14	8,679.71	56,915.95	448,258.49	—	—	448,258.49

Book Balance per bank rec.	5,532.34	8,340.04	7,764.14	8,679.71	56,915.95

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,125,827.79
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,125,827.79

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for September-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,149,243.57	1,149,243.57		1,149,243.57	—	—	1,149,243.57
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,149,243.57	1,149,243.57	—	1,149,243.57	—	—	1,149,243.57

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(23,415.78)	(181,775.98)	158,360.20	(181,775.98)	158,360.20	—	(23,415.78)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,125,827.79	967,467.59	158,360.20	967,467.59	158,360.20	—	1,125,827.79

Cash Disbursements - Loans
Loan Proceeds Checks	599,077.65	599,077.65		599,077.65			599,077.65
Expenses related to Loans	47,684.34	47,684.34		47,684.34			47,684.34

Subtotal - Loans	646,761.99	646,761.99	—	646,761.99	—	—	646,761.99

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,771.08	8,771.08		8,771.08			8,771.08
Bank Charges	—	—		—	—	—	—
Claims Funding*	48,218.25	48,218.25		48,218.25			48,218.25
Company Auto	—	—		—	—	—	—
Computer Costs	268.92	268.92		268.92	—	—	268.92
Dues And Subscriptions	406.35	406.35		406.35	—	—	406.35
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	4,577.53	4,577.53		4,577.53	—	—	4,577.53
Insurance	2,528.19	2,528.19		2,528.19	—	—	2,528.19
Meals & Entertainment	35.08	35.08		35.08	—	—	35.08
Miscellaneous	231.50	231.50		231.50	—	—	231.50
Office Expense	287.79	287.79		287.79	—	—	287.79
Postage	5,451.99	5,451.99		5,451.99	—	—	5,451.99
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	22,924.10	22,924.10		22,924.10	—	—	22,924.10
Repairs & Maintenance	2,350.35	2,350.35		2,350.35	—	—	2,350.35
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	9,062.35	9,062.35		9,062.35	—	—	9,062.35
Temporary Agency Staff	—	—		—	—	—	—
Travel	181.20	181.20		181.20	—	—	181.20
Utilities	6,135.65	6,135.65		6,135.65	—	—	6,135.65
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	318,204.30	159,844.10	158,360.20	159,844.10	158,360.20	—	318,204.30
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	49,431.17	49,431.17		49,431.17	—	—	49,431.17
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	479,065.80	320,705.60	158,360.20	320,705.60	158,360.20	—	479,065.80

TOTAL ALL CASH DISBURSEMENTS	1,125,827.79	967,467.59	158,360.20	967,467.59	158,360.20	—	1,125,827.79

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*COMPENSATION	TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,168,441.29
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,168,441.29

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for September-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	19,656.51	7,084.71	12,571.80	—	—	19,656.51	—	—	19,656.51

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,058,672.26	44,168.19	103,980.56	910,523.51		1,058,672.26	—	—	1,058,672.26
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,058,672.26	44,168.19	103,980.56	910,523.51	—	1,058,672.26	—	—	1,058,672.26

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	122,303.70	(41,659.46)	(93,954.62)	75,081.46	182,836.32	(60,532.62)	182,836.32	—	122,303.70
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,180,975.96	2,508.73	10,025.94	985,604.97	182,836.32	998,139.64	182,836.32	—	1,180,975.96

Cash Disbursements - Loans
						—
Loan Proceeds Checks	562,619.06			562,619.06		562,619.06			562,619.06
Expenses related to Loans	52,047.17			52,047.17		52,047.17			52,047.17

Subtotal - Loans	614,666.23	—	—	614,666.23	—	614,666.23	—	—	614,666.23

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	9,041.74			9,041.74		9,041.74			9,041.74
Bank Charges	—			—		—	—	—	—
Claims Funding*	12,032.28			12,032.28		12,032.28			12,032.28
Company Auto	1,909.87			1,909.87		1,909.87	—	—	1,909.87
Computer Costs	1,100.25			1,100.25		1,100.25	—	—	1,100.25
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	4,256.08			4,256.08		4,256.08	—	—	4,256.08
Insurance	2,226.50			2,226.50		2,226.50	—	—	2,226.50
Meals & Entertainment	1,201.37			1,201.37		1,201.37	—	—	1,201.37
Miscellaneous	902.30			902.30		902.30	—	—	902.30
Office Expense	1,049.40			1,049.40		1,049.40	—	—	1,049.40
Postage	2,830.75			2,830.75		2,830.75	—	—	2,830.75
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	22,996.80			22,996.80		22,996.80	—	—	22,996.80
Repairs & Maintenance	2,625.29			2,625.29		2,625.29	—	—	2,625.29
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	5,345.39			5,345.39		5,345.39	—	—	5,345.39
Telephone	10,779.85			10,779.85		10,779.85	—	—	10,779.85
Temporary Agency Staff	—			—		—	—	—	—
Travel	1,319.62			1,319.62		1,319.62	—	—	1,319.62
Utilities	6,613.19			6,613.19		6,613.19	—	—	6,613.19
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	406,548.89			223,712.57	182,836.32	223,712.57	182,836.32	—	406,548.89
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	60,995.49			60,995.49		60,995.49	—	—	60,995.49
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	553,775.06	—	—	370,938.74	182,836.32	370,938.74	182,836.32	—	553,775.06

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,168,441.29	—	—	985,604.97	182,836.32	985,604.97	182,836.32	—	1,168,441.29

	32,191.18	9,593.44	22,597.74	—	—	32,191.18	—	—	32,191.18

Book Balance per bank rec.	32,191.18	9,593.44	22,597.74

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,101,895.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,101,895.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for September-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	99,938.51	4,866.63	—	—	—	95,071.88	99,938.51	—	—	99,938.51

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	855,393.89	43,260.76	—	149,366.66		662,766.47	855,393.89	—	—	855,393.89
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	855,393.89	43,260.76	—	149,366.66	—	662,766.47	855,393.89	—	—	855,393.89

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	278,433.42	(36,940.00)	—	837,987.83	114,540.54	(637,154.95)	163,892.88	114,540.54	—	278,433.42
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,133,827.31	6,320.76	—	987,354.49	114,540.54	25,611.52	1,019,286.77	114,540.54	—	1,133,827.31

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	630,898.31			630,898.31			630,898.31			630,898.31
Expenses related to Loans	32,146.48			32,146.48			32,146.48			32,146.48

Subtotal - Loans	663,044.79	—	—	663,044.79	—	—	663,044.79	—	—	663,044.79

							—
							—
Cash Disbursements - Other							—
Advertising	23,657.52			23,657.52			23,657.52			23,657.52
Bank Charges	12.00		—	12.00			12.00	—	—	12.00
Claims Funding*	3,851.80			3,851.80			3,851.80			3,851.80
Company Auto	1,267.05			1,267.05			1,267.05	—	—	1,267.05
Computer Costs	1,386.43			1,386.43			1,386.43	—	—	1,386.43
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	24.25			24.25			24.25	—	—	24.25
Fixed Assets	70,243.79			70,243.79			70,243.79	—	—	70,243.79
Forms & Printing	7,675.82			7,675.82			7,675.82	—	—	7,675.82
Insurance	1,421.44			1,421.44			1,421.44	—	—	1,421.44
Meals & Entertainment	584.30			584.30			584.30	—	—	584.30
Miscellaneous	608.30			608.30			608.30	—	—	608.30
Office Expense	3,233.62			3,233.62			3,233.62	—	—	3,233.62
Postage	2,824.76			2,824.76			2,824.76	—	—	2,824.76
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,064.69			24,064.69			24,064.69	—	—	24,064.69
Repairs & Maintenance	2,051.81			2,051.81			2,051.81	—	—	2,051.81
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	81.21			81.21			81.21	—	—	81.21
Telephone	12,681.69			12,681.69			12,681.69	—	—	12,681.69
Temporary Agency Staff	—			—			—	—	—	—
Travel	4,191.55			4,191.55			4,191.55	—	—	4,191.55
Utilities	3,846.49			3,846.49			3,846.49	—	—	3,846.49
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	275,141.72			160,601.18	114,540.54		160,601.18	114,540.54	—	275,141.72
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	438,850.24	—	—	324,309.70	114,540.54	—	324,309.70	114,540.54	—	438,850.24

							—

TOTAL ALL CASH DISBURSEMENTS	1,101,895.03	—	—	987,354.49	114,540.54	—	987,354.49	114,540.54	—	1,101,895.03

	131,870.79	11,187.39	—	—	—	120,683.40	131,870.79	—	—	131,870.79

Book Balance per bank rec.	131,870.79	11,187.39	—			120,683.40

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	636,977.83
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$636,977.83

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for September-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(236,722.26)	102,226.10	498,863.76	(830,820.42)	(6,991.70)	(236,722.26)	—	—	(236,722.26)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,946,445.80		108,274.85	1,838,170.95	—	1,946,445.80	—	—	1,946,445.80
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	207.74	207.74				207.74	—	—	207.74

SUBTOTAL	1,946,653.54	207.74	108,274.85	1,838,170.95	—	1,946,653.54	—	—	1,946,653.54

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,364,885.12)		(132,842.16)	(1,210,837.22)	(21,205.74)	(1,343,679.38)	(21,205.74)	—	(1,364,885.12)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	581,768.42	207.74	(24,567.31)	627,333.73	(21,205.74)	602,974.16	(21,205.74)	—	581,768.42	—

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	35.10			35.10		35.10			35.10

Subtotal - Loans	35.10	—	—	35.10	—	35.10	—	—	35.10

Cash Disbursements - Other	—					—
Advertising	74,744.63			74,744.63		74,744.63			74,744.63
Bank Charges	21,876.49			21,876.49		21,876.49	—	—	21,876.49
Claims Funding*	93,157.12			93,157.12		93,157.12			93,157.12
Company Auto	4,295.80			4,295.80		4,295.80	—	—	4,295.80
Computer Costs	2,325.42			2,325.42		2,325.42	—	—	2,325.42
Dues And Subscriptions	1,510.40			1,510.40		1,510.40	—	—	1,510.40
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	18,443.73			18,443.73		18,443.73	—	—	18,443.73
Insurance	7,610.43			7,610.43		7,610.43	—	—	7,610.43
Meals & Entertainment	1,184.82			1,184.82		1,184.82	—	—	1,184.82
Miscellaneous	445.90			445.90		445.90	—	—	445.90
Office Expense	3,014.41			3,014.41		3,014.41	—	—	3,014.41
Postage	5,354.15			5,354.15		5,354.15	—	—	5,354.15
Prepaid Expenses	56,250.00			56,250.00		56,250.00	—	—	56,250.00
Prepaid Software ABS	22,244.47			22,244.47		22,244.47	—	—	22,244.47
Professional Fees-Ordinary Course	4,787.33			4,787.33		4,787.33	—	—	4,787.33
Rent	17,942.52			17,942.52		17,942.52	—	—	17,942.52
Repairs & Maintenance	977.30			977.30		977.30	—	—	977.30
Roadgard	—			—		—	—	—	—
Seminars & Meetings	575.00			575.00		575.00	—	—	575.00
Taxes & Licenses	—			—		—	—	—	—
Telephone	4,034.79			4,034.79		4,034.79	—	—	4,034.79
Temporary Agency Staff	1,575.09			1,575.09		1,575.09	—	—	1,575.09
Travel	9,758.95			9,758.95		9,758.95	—	—	9,758.95
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	284,833.98			162,608.45	122,225.53	162,608.45	122,225.53	—	284,833.98
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	636,942.73	—	—	514,717.20	122,225.53	514,717.20	122,225.53	—	636,942.73

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	636,977.83	—	—	514,752.30	122,225.53	514,752.30	122,225.53	—	636,977.83

	(291,931.67)	102,433.84	474,296.45	(718,238.99)	(150,422.97)	(148,500.40)	(143,431.27)	—	(291,931.67)

Book Balance per bank rec	(291,931.67)	102,433.84	474,296.45	(718,238.99)	(150,422.97)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for September-05
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period	September-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for September-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
Total Cash Receipts and Transfers
Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).”	Form Mor - 2

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operational Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

9/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,056,730	—	—	3,056,730	73.0%	(0)	3,056,730	72.8%
I/B Income	—	—	—	—	—	—	—	0.0%	6,933	6,933	0.2%
Fee Income	—	—	—	479,914	—	—	479,914	11.5%	—	479,914	11.4%
Late Charges	—	—	—	249,040	—	—	249,040	5.9%	—	249,040	5.9%

Total Interest Income	—	—	—	3,785,684	—	—	3,785,684	90.4%	6,933	3,792,617	90.3%
Interest Expense	—	—	—	177,376	188,507	—	365,883	8.7%	1,287	367,170	8.7%

Net Interest Income	—	—	—	3,608,308	(188,507)	—	3,419,801	81.7%	5,647	3,425,448	81.5%
Provision for Loan Losses
P&L Recoveries	—	—	—	(47,981)	—	—	(47,981)	-1.1%	(4,745)	(52,727)	-1.3%
Reserves	—	—	—	158,238	—	—	158,238	3.8%	—	158,238	3.8%
Cash	—	—	—	988,550	—	—	988,550	23.6%	4,783	993,333	23.6%

Total Provision	—	—	—	1,098,807	—	—	1,098,807	26.2%	38	1,098,845	26.2%
Net Interest included Provision	—	—	—	2,509,501	(188,507)	—	2,320,994		5,609	2,326,603
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	337,632	—	—	337,632	8.1%	15,511	353,143	8.4%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	(9,224)	(9,224)	-0.2%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	38,045	—	—	38,045	0.9%	—	38,045	0.9%
Other Income	—	—	—	599	25,482	—	26,081	0.6%	(3)	26,078	0.6%

Total Direct Income	—	—	—	376,276	25,482	—	401,758	9.6%	6,283	408,042	9.7%
Total Revenue	—	—	—	4,161,960	25,482	—	4,187,442	100.0%	13,217	4,200,659	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,292,215	40,799	—	1,333,014	31.8%	—	1,333,014	31.7%
Commissions/Bonus	—	—	—	251,561	—	—	251,561	6.0%	—	251,561	6.0%
Benefits	—	—	—	172,041	2,028	—	174,069	4.2%	—	174,069	4.1%
Taxes	—	—	—	130,833	2,655	—	133,488	3.2%	—	133,488	3.2%
Other	—	—	—	2,366	—	—	2,366	0.1%	—	2,366	0.1%

Total Personnel	—	—	—	1,849,016	45,482	—	1,894,498	45.2%	—	1,894,498	45.1%
Building
Rent	—	—	—	191,283	3,684	—	194,966	4.7%	935	195,901	4.7%
Utilities	—	—	—	51,221	539	—	51,761	1.2%	—	51,761	1.2%
Depreciation	—	—	—	52,986	4,243	—	57,228	1.4%	4,052	61,280	1.5%
Other	—	—	—	5,219	—	—	5,219	0.1%	—	5,219	0.1%

Total Building	—	—	—	300,709	8,465	—	309,174	7.4%	4,987	314,161	7.5%
Telecommunications
Telephone	—	—	—	84,895	1,286	—	86,181	2.1%	376	86,557	2.1%
Computers	—	—	—	38,050	4,627	—	42,677	1.0%	310	42,987	1.0%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	122,945	5,912	—	128,858	3.1%	686	129,544	3.1%
Advertising	—	—	—	136,728	—	—	136,728	3.3%	—	136,728	3.3%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	8,703	8,703	0.2%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	4,300	4,300	0.1%
Professional Fees	—	—	—	41,009	2,025,308	—	2,066,318	49.3%	—	2,066,318	49.2%
Collection Expense	—	—	—	942	—	—	942	0.0%	(2,327)	(1,386)	0.0%
Travel	—	—	—	96,505	50	—	96,555	2.3%	—	96,555	2.3%
Office Expense	—	—	—	112,296	2,775	—	115,072	2.7%	—	115,072	2.7%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	10,726	—	—	10,726	0.3%	—	10,726	0.3%
Taxes & Licenses	—	—	—	26,317	625	—	26,942	0.6%	—	26,942	0.6%
Other	—	—	—	58,790	2,398	—	61,188	1.5%	2,508	63,696	1.5%

Total Other Expense	—	—	—	208,129	5,798	—	213,927	5.1%	2,508	216,435	5.2%

Total Direct Expense	—	—	—	4,032,167	2,279,522	—	6,311,689	150.7%	20,181	6,331,870	150.7%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	129,793	(2,254,040)	—	(2,124,247)	-50.7%	(6,964)	(2,131,211)	-50.7%
Income Tax (34%)	—	—	—	49,829	(105,935)	—	(56,105)	-1.3%	—	(56,105)	-1.3%

Net Income	—	—	—	79,964	(2,148,106)	—	(2,068,141)	-49.4%	(6,964)	(2,075,106)	-49.4%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru September 30, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	75,239,206	36	—	75,617,788	68.9%	10,166,085	85,783,873	80.6%
I/B Income	—	—	—	—	—	—	—	0.0%	3,666,620	3,666,620	3.4%
Fee Income	226,383	105,384	—	9,130,221	—	—	9,461,988	8.6%	51,566	9,513,554	8.9%
Late Charges	149,281	—	—	5,805,312	—	—	5,954,593	5.4%	1,064,348	7,018,941	6.6%

Total Interest Income	741,283	118,310	—	90,174,739	36	—	91,034,368	83.0%	14,948,620	105,982,988	99.6%
Interest Expense	113,794	52,912	0	3,922,013	4,805,518	—	8,894,237	8.1%	3,248,645	12,142,882	11.4%

Net Interest Income	627,489	65,398	(0)	86,252,726	(4,805,482)	—	82,140,132	74.9%	11,699,974	93,840,106	88.2%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,143,124)	—	—	(1,152,619)	-1.1%	(2,516,782)	(3,669,402)	-3.4%
Reserves	—	(20,000)	—	(1,610,839)	—	—	(1,630,839)	-1.5%	(7,657,559)	(9,288,398)	-8.7%
Cash	557,239	64,134	4,612	23,312,361	—	—	23,938,346	21.8%	21,308,858	45,247,204	42.5%

Total Provision	547,854	44,024	4,612	20,558,398	—	—	21,154,887	19.3%	11,134,517	32,289,404	30.3%
Net Interest included Provision	79,635	21,375	(4,612)	65,694,328	(4,805,482)	—	60,985,245		565,457	61,550,702
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	11,212,404	—	—	11,212,404	10.2%	1,566,709	12,779,114	12.0%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.8%	69,787	2,041,576	1.9%
Earned Insurance	—	—	—	—	—	—	—	0.0%	386,424	386,424	0.4%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	703,727	—	—	704,623	0.6%	—	704,623	0.7%
Other Income	—	256,832	2,040,050	1,615,536	892,361	—	4,804,779	4.4%	(20,292,464)	(15,487,685)	-14.6%

Total Direct Income	—	256,832	5,264,125	12,280,278	892,361	—	18,693,596	17.0%	(18,269,544)	424,052	0.4%
Total Revenue	741,283	375,142	5,264,125	102,455,017	892,397	—	109,727,964	100.0%	(3,320,924)	106,407,040	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	29,824,915	1,848,851	—	33,490,455	30.5%	5,116,963	38,607,419	36.3%
Commissions/Bonus	—	58,213	366,715	5,072,936	302,445	—	5,800,308	5.3%	481,502	6,281,810	5.9%
Benefits	6,989	12,842	142,412	3,230,549	85,310	—	3,478,102	3.2%	451,031	3,929,133	3.7%
Taxes	6,914	15,553	159,820	3,209,874	166,480	—	3,558,641	3.2%	576,977	4,135,617	3.9%
Other	—	—	66,338	231,615	82,406	—	380,359	0.3%	130,096	510,455	0.5%

Total Personnel	100,067	259,140	2,293,278	41,569,889	2,485,491	—	46,707,866	42.6%	6,756,569	53,464,434	50.2%
Building
Rent	392	9,889	184,677	4,182,105	229,314	—	4,606,377	4.2%	866,903	5,473,280	5.1%
Utilities	—	216	40,071	943,740	43,868	—	1,027,895	0.9%	152,785	1,180,681	1.1%
Depreciation	40,494	2,445	84,488	1,471,664	335,280	—	1,934,372	1.8%	590,401	2,524,772	2.4%
Other	428	257	—	328,550	12,079	—	341,314	0.3%	109,340	450,653	0.4%

Total Building	41,314	12,806	309,236	6,926,059	620,542	—	7,909,958	7.2%	1,719,428	9,629,386	9.0%
Telecommunications
Telephone	6,010	6,411	89,222	2,040,199	168,395	—	2,310,237	2.1%	393,660	2,703,897	2.5%
Computers	27,156	3,315	80,347	664,431	241,115	—	1,016,364	0.9%	379,880	1,396,244	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.4%	91,889	484,297	0.5%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,055,594	433,090	—	3,718,457	3.4%	866,129	4,584,586	4.3%
Advertising	—	113	43,816	3,048,148	4,720	—	3,096,796	2.8%	163,791	3,260,587	3.1%
Reinsurance Claims Expense	—	—	—	1,203,738	—	—	1,203,738	1.1%	1,561,572	2,765,310	2.6%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	413,792	413,792	0.4%
Professional Fees	2,386	9,408	36,482	664,192	28,454,919	—	29,167,386	26.6%	97,227	29,264,613	27.5%
Collection Expense	1,860	51	—	41,614	—	—	43,525	0.0%	675,428	718,953	0.7%
Travel	—	6,620	24,540	2,076,432	127,552	—	2,235,145	2.0%	207,618	2,442,763	2.3%
Office Expense	23,071	3,158	52,550	2,489,476	230,140	—	2,798,394	2.6%	485,968	3,284,362	3.1%
Entertainment	—	68	—	110,465	35	—	110,569	0.1%	126	110,695	0.1%
Amortization	—	—	101,806	315,615	—	—	417,421	0.4%	12,568,082	12,985,503	12.2%
Taxes & Licenses	5,636	3,405	20,599	597,369	71,310	—	698,319	0.6%	201,237	899,557	0.8%
Other	1,326	29,298	567,361	2,541,948	32,353	—	3,172,286	2.9%	2,287,739	5,460,025	5.1%

Total Other Expense	30,033	35,930	742,315	6,054,873	333,838	—	7,196,990	6.6%	15,543,152	22,740,141	21.4%

Total Direct Expense	871,340	431,143	3,639,880	89,120,950	37,265,670	—	131,328,984	119.7%	42,387,868	173,716,852	163.3%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,609,148	13,312,209	(36,293,822)	—	(21,558,523)	-19.6%	(45,751,288)	(67,309,812)	-63.3%
Income Tax (34%)	—	—	66,684	4,690,449	5,598,039	—	10,355,172	9.4%	(6,674,996)	3,680,176	3.5%

Net Income	(130,057)	(56,002)	1,542,464	8,621,760	(41,891,860)	—	(31,913,696)	-29.1%	(39,076,293)	(70,989,988)	-66.7%

THAXTON MONTHLY OPERATING REPORT - September 2005	Income Statement YTD

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 3

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	September-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

9/30/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(5,476)	—	—	1,166,316	16,422,551	—	17,583,390	(1,673)	—	(1,673)	17,581,717
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	69,746,242	—	—	69,746,242	482,775	—	482,775	70,229,017
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,165,509)	—	—	(12,165,509)	—	—	—	(12,165,509)
Loss Reserve	—	—	—	(8,155,022)	(10,000)	—	(8,165,022)	(365,324)	—	(365,324)	(8,530,345)
Unearned Insurance	—	—	—	(816,468)	—	—	(816,468)	(1,999,815)	(751,633)	(2,751,448)	(3,567,916)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	7,013,655	498,627	—	7,512,282	419,242	—	419,242	7,931,524
Accumulated Depreciation	—	—	—	(5,310,340)	(416,584)	—	(5,726,925)	(355,870)	—	(355,870)	(6,082,795)
Accounts Receivable	73,260	—	(102)	74,363	(72,137)	—	75,383	768,012	9,431	777,443	852,826
Repossessed Automobiles	—	—	—	—	—	—	—	114,645	—	114,645	114,645
Intercompany Balance	567,356	57,761	(3,413,149)	(29,666,002)	75,335,024	(6,248,675)	36,632,315	(46,220,405)	9,588,090	(36,632,315)	0
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(301,748)	—	—	(301,748)	—	—	—	(301,748)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	—	—	—	—	—	254,603	254,603	254,603
Prepaid Assets	—	—	—	854,454	15,834	—	870,288	10,022	—	10,022	880,311
Other Assets	—	—	—	392,122	3,567,513	—	3,959,636	1,647	84,446	86,093	4,045,729

Total Assets	635,140	57,761	(3,413,251)	41,032,111	119,698,436	(18,409,595)	139,600,602	(47,146,745)	9,184,938	(37,961,806)	101,638,795
Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	3,678,303	—	3,679,813	32,347	—	32,347	3,712,160
Notes Payable	—	—	67,738	—	35,105,135	—	35,172,873	—	—	—	35,172,873
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	779,796	46,105	—	845,187	493,774	3,338,245	3,832,018	4,677,205
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,308,000	(4,600)	—	3,303,400	—	124,370	124,370	3,427,770
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	2,334	—	—	2,098,214	84,373	—	2,184,920	29,159	8,171	37,330	2,222,251
Other Liabilities	296,174	—	—	35,023	41,261	—	372,458	70,693	254,196	324,889	697,346

Total Liabilities	302,744	1,509	82,789	6,221,033	160,916,261	—	167,524,336	2,522,344	3,942,377	6,464,721	173,989,057
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,384,859)	68,668	2,349,459	58,667	—	—	—	58,667
Additional Paid in Capital	851,000	—	800,000	1,778,585	8,835,147	(3,419,685)	8,845,047	—	—	—	8,845,047
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	32,960,517	(34,001,747)	(18,010,334)	(24,219,275)	(50,041,121)	4,751,932	(45,289,188)	(69,508,464)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	—	3,535,032	(15,684,824)	—	(12,174,205)	372,032	490,628	862,661	(11,311,544)

Total Stockholders’ Equity	332,396	56,252	(3,496,040)	34,811,077	(41,217,825)	(18,409,595)	(27,923,735)	(49,669,088)	5,242,561	(44,426,528)	(72,350,262)
Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,413,251)	41,032,111	119,698,436	(18,409,595)	139,600,602	(47,146,745)	9,184,938	(37,961,806)	101,638,795

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September 30, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$171,062.68	$171,062.68	Bi-Weekly	EFT	0
FICA-Employee	0	$112,606.78	$112,606.78	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,744.22	$2,744.22	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$414,437.66	$414,437.66	$0.00		$0.00

State and Local
Withholding	0	$56,472.96	$56,472.96	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property		700.39	$700.39
Other:	0	48,808.92	$48,808.92			0

Total State and Local Taxes	$0.00	$106,607.44	$106,607.44	$0.00		$0.00

TOTAL TAXES		$521,045.10	$521,045.10			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for September-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	52,550.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,822.39	0.00	0.00	0.00	39,727.80
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	52,550.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,822.39	0.00	0.00	0.00	39,727.80

Cash Disbursments
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	55,807.80	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,822.39	0.00	0.00	0.00	42,985.41
Employee Witholding of Insurance/etc	(3,257.61)														(3,257.61)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	52,550.19	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	12,822.39	0.00	0.00	0.00	39,727.80

	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	52,550.19	0.00	52,550.19
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	52,550.19	0.00	52,550.19

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	55,807.80		55,807.80
Employee Withholding of Insurance/etc	0.00	(3,257.61)		(3,257.61)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	52,550.19	0.00	52,550.19

	0.00	0.00	0.00	0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 9/2/2005	Period Ending 9/16/2005	Period Ending 9/30/2005	Total
Corporate
Salary expense	$13,566.92	$13,566.92	$13,566.92	$40,700.76
FICA/FUTA/SUTA	$592.81	$592.81	$592.81	$1,778.43
401(k) match	$168.74	$168.74	$168.74	$506.22
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$14,328.47	$14,328.47	$14,328.47	$42,985.41
Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—
Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Tico
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$292.08	$292.08	$292.08	$876.24
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39
Period Total	$18,602.60	$18,602.60	$18,602.60	$55,807.80
401(k) payable	$(865.23)	$(865.23)	$(865.23)	$(2,595.69)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$(25.86)	$(77.58)
Cancer insurance	$(26.92)	$(26.92)	$(26.92)	$(80.76)
Life insurance	$(18.88)	$(18.88)	$(18.88)	$(56.64)
Contingent health liability	$(148.98)	$(148.98)	$(148.98)	$(446.94)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$17,516.73	$17,516.73	$17,516.73	$52,550.19
	$(1,085.87)	$(1,085.87)	$(1,085.87)	$(3,257.61)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$12,233.27	$12,233.23	$12,233.27	$36,699.77
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,484.69	$2,484.69	$2,484.69	$7,454.07
EE SS Tax	$633.41	$633.42	$633.40	$1,900.23
ER SS Tax	$633.41	$633.41	$633.41	$1,900.23
EE Med Tax	$251.47	$251.50	$251.48	$754.45
ER Med Tax	$251.48	$251.48	$251.48	$754.44
State/local Tax	$1,029.00	$1,029.00	$1,029.00	$3,087.00
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$17,516.73	$17,516.73	$17,516.73	$52,550.19

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$1,085.87	$1,085.87	$3,257.61

PAYROLL - TICO

	Period Ending 9/2/2005	Period Ending 9/16/2005	Period Ending 9/30/2005	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$3,883.23	$11,649.69
FICA/FUTA/SUTA	$292.08	$292.08	$292.08	$876.24
401(k) match	$98.82	$98.82	$98.82	$296.46
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$4,274.13	$12,822.39

THE THAXTON GROUP			2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		Wachovia	2079900431038
Wachovia	September-05		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(6,991.70)	—	—	—	—	—		(6,991.70)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,236,734.88	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(21,205.74)
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,236,734.88	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(21,205.74)

Cash Disbursements - Loans
Gross Wages	1,938,540.40	65,805.19	509,834.02	490,734.89	254,062.21	210,571.26	179,785.41	227,747.42
Federal Tax	163,608.61	5,600.53	41,600.61	42,635.88	22,012.43	13,410.68	15,775.25	22,573.23
SS Tax	110,706.55	3,999.53	29,438.39	26,829.50	15,435.20	12,705.78	10,917.48	11,380.67
Med Tax	27,378.66	935.37	7,195.43	6,935.90	3,609.84	2,970.83	2,553.27	3,178.02
EIC	(196.74)	—	(83.64)	(132.01)	—	18.91	—	—
State Tax	53,385.96	2,697.00	187.47	21,368.20	10,356.72	7,967.95	218.41	10,590.21
Advance	(1,562.95)	(600.00)	(606.70)	—	—	—	—	(356.25)
Mileage	(44,488.04)	(1,509.49)	(13,702.09)	(11,731.57)	(5,460.65)	(7,855.30)	(4,075.69)	(153.25)
Miscellaneous	14.67	—	—	14.67	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	2,783.86	116.34	933.49	681.42	268.69	362.87	171.74	249.31
Medical	37,571.76	984.69	10,271.57	9,020.53	3,920.19	4,168.16	2,696.73	6,509.89
401K Loans	8,839.81	—	4,964.77	1,577.94	164.16	142.35	—	1,990.59
401K Deducts	24,083.87	719.63	6,353.52	7,722.45	2,363.44	516.85	460.09	5,947.89
AHL Dental	8,029.16	224.46	2,073.94	2,290.18	1,022.96	1,214.82	549.40	653.40
AHL Cancer	1,756.96	87.96	511.96	388.88	175.50	211.56	98.74	282.36
AHL Life	5,247.22	235.45	1,453.20	1,216.93	742.23	769.35	374.03	456.03
Flex Med	2,841.90	—	346.14	803.04	—	—	352.92	1,339.80
Dep Care	427.86	—	403.86	24.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	155.00	6.00	45.00	41.50	12.00	25.00	19.50	6.00
Garnishment	931.38	—	417.94	278.22	—	—	235.22	—
Bankrpc	160.00	—	—	—	160.00	—	—	—
Child support	10,591.09	428.68	3,277.60	1,988.43	775.00	1,499.56	1,776.82	845.00
Tax Levy	1,047.17	—	—	825.00	—	25.00	—	197.17
Fringe	11,888.10	1,981.35	1,981.35	1,981.35	3,962.70	—	1,981.35	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	425,201.86	15,907.50	97,063.81	114,760.44	59,520.41	38,154.37	34,105.26	65,690.07
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,729.64	428.68	3,695.54	3,091.65	935.00	1,524.56	2,012.04	1,042.17
Federal Tax	163,608.61	5,600.53	41,600.61	42,635.88	22,012.43	13,410.68	15,775.25	22,573.23
EE SS Tax	110,706.55	3,999.53	29,438.39	26,829.50	15,435.20	12,705.78	10,917.48	11,380.67
ER SS Tax	110,706.46	3,999.50	29,438.34	26,829.45	15,435.25	12,705.82	10,917.43	11,380.67
EE Med Tax	27,378.66	935.37	7,195.43	6,935.90	3,609.84	2,970.83	2,553.27	3,178.02
ER Med Tax	27,387.12	935.37	7,195.52	6,944.33	3,609.86	2,970.79	2,553.27	3,177.98
State Tax	53,385.96	2,697.00	187.47	21,368.20	10,356.72	7,967.95	218.41	10,590.21
Futa	2,744.22	110.02	621.94	651.22	477.31	298.85	475.74	109.14
Suta	11,721.63	280.44	2,674.68	2,482.78	2,988.92	1,139.39	1,741.59	413.83
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(150,422.97)	—	—	—	—	—	—	(150,422.97)

Book Balance per bank rec.	(150,422.97)		—		—	—		(150,422.97)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	-
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(6,991.70)	—	(6,991.70)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,236,734.88	—	1,236,734.88
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,236,734.88	—	1,236,734.88

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,938,540.40
Federal Tax	—	163,608.61
SS Tax	—	110,706.55	—	110,706.55
Med Tax	—	27,378.66
EIC	—	(196.74)	—	(196.74)
State Tax	—	53,385.96	—	53,385.96
Advance	—	(1,562.95)	—	(1,562.95)
Mileage	—	(44,488.04)	—	(44,488.04)
Miscellaneous	—	14.67	—	14.67
Shortage	—	—	—	—
STD	—	2,783.86	—	2,783.86
Medical	—	37,571.76	—	37,571.76
401K Loans	—	8,839.81	—	8,839.81
401K Deducts	—	24,083.87	—	24,083.87
AHL Dental	—	8,029.16	—	8,029.16
AHL Cancer	—	1,756.96	—	1,756.96
AHL Life	—	5,247.22	—	5,247.22
Flex Med	—	2,841.90	—	2,841.90
Dep Care	—	427.86	—	427.86
Stop Payment Fee	—	—	—	—
Garnishment fee	—	155.00	—	155.00
Garnishment	—	931.38	—	931.38
Bankrpc	—	160.00	—	160.00
Child support	—	10,591.09	—	10,591.09
Tax Levy	—	1,047.17	—	1,047.17
Fringe	—	11,888.10	—	11,888.10
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	425,201.86	—	425,201.86
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—

FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	12,729.64	—	12,729.64
Federal Tax	—	163,608.61		163,608.61
EE SS Tax	—	110,706.55		110,706.55
ER SS Tax	—	110,706.46		110,706.46
EE Med Tax	—	27,378.66		27,378.66
ER Med Tax	—	27,387.12		27,387.12
State Tax	—	53,385.96		53,385.96
Futa	—	2,744.22		2,744.22
Suta	—	11,721.63		11,721.63
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(150,422.97)	—	(150,422.97)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No.	03-13182-03-13213
THE THAXTON GROUP	Jointly Administered
	Reporting Period	September-05

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$70,877,741
Plus Amounts billed during the period	$7,159,281
Sold Receivables during month
Less Amounts collected during the period	($9,712,922)
Total Accounts Receivable at the end of the reporting period	$68,324,100

Accounts Receivable Aging	Amount
0-30 days old	$65,501,776
31-60 days old	$1,939,372
61-90 days old	$1,163,333
91+ days old	$1,557,790
Total Accounts Receivable	$70,162,271
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$70,162,271

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		☒

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	☒

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	☒

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 09/30/2005

Aged Accounts Receivable

(Gross Balance as of 09/30/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$62,072,972	$61,955,860	$117,112	$—	$—
Potential (1-30)	$3,428,804	$3,416,010	$12,794	$—	$—
31-60 Days	$1,939,372	$1,924,335	$15,037	$—	$—
61-90 Days	$1,163,333	$1,127,837	$35,495	$—	$—
91 and Over	$1,557,790	$1,322,200	$235,590	$—	$—
Total Delinquency	$8,089,299	$7,790,382	$298,917	$—	$—
Total Gross Receivables	$70,162,271	$69,746,242	$416,029	$—	$—
Post Accounts Payable (As of 09/30/05)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—
Total	$—

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Sep-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	—	6,248,675.00	75,852,472.00			(3,413,149.00)	57,761.00	567,463.00		(33,867,205.00)	(46,246,393.00)
Cash Transfers between companies	0.00		(722,323.34)							690,765.06	31,558.28
Expenses paid by Corporate - expensed in subsidiaries (treated as	—		29,203.34					(107.00)		(24,812.59)	(4,283.75)
separate cost centers as opposed to separate companies	—
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		178,663.16							(177,376.28)	(1,286.88)
Payroll	—		(2,990.60)							2,990.60
Analysis charges	—
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 09/30/05	0.00	6,248,675.00	75,335,024.56	—	—	(3,413,149.00)	57,761.00	567,356.00	—	(33,375,638.21)	(46,220,405.35)

	0.00	6,248,675.00	75,335,024.56	—	—	(3,413,149.00)	57,761.00	567,356.00	—	(33,375,638.21)	(46,220,405.35)

Balance Sheet - September 30, 2005	—	6,248,675.00	75,335,024.00			(3,413,149.00)	57,761.00	567,356.00		(33,375,638.00)	(46,220,405.00)